UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 2, 2007

DISCOVER FINANCIAL SERVICES

(Exact name of registrant as specified in charter)

Commission File Number: 001-33378

Delaware	36-2517428
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

2500 Lake Cook Road, Riverwoods, Illinois 60015

(Address of principal executive offices, including zip code)

(224) 405-0900

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Equity Grants to Non-Employee Directors

In connection with the non-employee director compensation program, on July 2, 2007, the Compensation Committee of the Board of Directors of Discover Financial Services (“Discover”) approved grants of restricted stock units under the Discover Financial Services Directors’ Compensation Plan to the non-employee directors of Discover as follows:

Director	Restricted Stock Units
Jeffrey S. Aronin	12,563
Mary K. Bush	12,563
Gregory C. Case	12,563
Dennis D. Dammerman (Chairman)	12,563
Robert M. Devlin	12,563
Philip A. Laskawy	12,563
Michael L. Rankowitz	12,563
E. Follin Smith	12,563
Lawrence A. Weinbach	12,563

All restricted stock unit awards vest in two equal annual installments on each of the first two anniversaries of the date of grant, subject to the terms and conditions of the Discover Financial Services Directors’ Compensation Plan. All restricted stock unit awards are to be settled in shares of Discover common stock. In the event of a change in control of Discover, the vesting of these awards will accelerate. The form of restricted stock unit award under the Discover Financial Services Directors’ Compensation Plan is attached hereto as Exhibit 10.1 and incorporated by reference herein.

Multi-Year Equity Grants

On July 2, 2007, in connection with the distribution on June 30, 2007 by Morgan Stanley of all of the outstanding shares of Discover’s common stock to Morgan Stanley’s stockholders (the “Distribution”), the Compensation Committee granted restricted stock unit awards to Discover’s executive officers, including the following named executive officers as follows:

Named Executive Officer	Restricted Stock Units
David W. Nelms	502,557
Roger C. Hochschild	430,763
Roy A. Guthrie	179,484
Diane E. Offereins	179,484
Carlos Minetti	179,484

All restricted stock unit awards vest in four equal installments on each of the first four anniversaries of the date of grant, subject to the terms and conditions of the Discover Financial Services Omnibus Incentive Plan. All restricted stock unit awards are to be settled in shares of Discover common stock. In the event of certain instances of termination of employment following a change of control of Discover or its subsidiaries, the vesting of these awards will accelerate. The form of restricted stock unit award under the Discover Financial Services Omnibus Incentive Plan is attached hereto as Exhibit 10.2 and incorporated by reference herein.

Distribution Related Equity Adjustments

Grant of Converted Stock Options

In accordance with the U.S. Employee Matters Agreement, dated June 30, 2007, between Discover and Morgan Stanley, on July 2, 2007, following approval of the Compensation Committee, options outstanding immediately prior to the Distribution to purchase shares of Morgan Stanley common stock that were held by persons who became employees or directors of Discover immediately after the Distribution, including executive officers, were converted into options (“Converted Stock Options”) to purchase shares of Discover common stock at a conversion ratio of 2.938. The number of Converted Discover Options received by each named executive officer are set forth below:

Named Executive Officer	Converted Stock Options
David W. Nelms	919,531
Roger C. Hochschild	770,905
Roy A. Guthrie	121,309
Diane E. Offereins	338,437
Carlos Minetti	396,349

Grant of Converted Restricted Stock Units

In accordance with the U.S. Employee Matters Agreement, on July 2, 2007, following the approval of the Compensation Committee, Morgan Stanley restricted stock units outstanding immediately prior to the Distribution that were held by persons who became employees or directors of Discover immediately after the Distribution, including executive officers, were converted into Discover restricted stock units (“Converted Restricted Stock Units”) at a conversion ratio of 2.938. The number of Converted Restricted Stock Units received by each named executive officer are set forth below:

Named Executive Officer	Converted Restricted Stock Units
David W. Nelms	602,958
Roger C. Hochschild	496,649
Roy A. Guthrie	75,264
Diane E. Offereins	279,183
Carlos Minetti	374,307

With respect to the Converted Stock Options and the Converted Restricted Stock Units, the Compensation Committee continued the effectiveness of the existing Morgan Stanley award agreements adjusted to reflect, among other things, the substitution of Discover for Morgan Stanley.

Item 9.01.	Financial Statements and Other Exhibits.

(d)	Exhibits

Exhibit No.	Description
10.1	Form of Restricted Stock Unit Award Under Discover Financial Services Directors’ Compensation Plan.

10.2	Form of Restricted Stock Unit Award Under Discover Financial Services Omnibus Incentive Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DISCOVER FINANCIAL SERVICES

Dated: July 9, 2007	By:	/s/ Chris Greene
	Name:	Chris Greene
	Title:	Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description
10.1	Form of Restricted Stock Unit Award Under Discover Financial Services Directors’ Compensation Plan.

10.2	Form of Restricted Stock Unit Award Under Discover Financial Services Omnibus Incentive Plan.